UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2026
CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1934 Old Gallows Road, Suite 350
Vienna, VA 22182
(Address of principal executive offices, including zip code)
(703) 752-6157
(Registrant’s telephone number, including area code)
Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTM	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.
On May 8, 2026, Castellum, Inc. (the “Company”) issued a press release announcing certain financial results for the three months ended March 31, 2026. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Results of Operations and Financial Condition.
On May 13, 2026, the Company posted an investor presentation to its website at https://castellumus.com (the “Investor Presentation”). A copy of the Investor Presentation is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts, and others.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation speaks only as of the date of this current report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information included in the Investor Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or other public disclosure. In addition, the exhibits furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

The information contained in Item 2.02 and this Item 7.01, including Exhibit 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title
99.1	Press Release dated May 8, 2026
99.2	Investor Presentation dated May 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: May 13, 2026	By:	/s/ Glen R. Ives
	Name:	Glen R. Ives
	Title:	Chief Executive Officer (Principal Executive Officer)